United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-6447

(Investment Company Act File Number)

Federated Hermes Fixed Income Securities, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Hermes Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/20

Date of Reporting Period: 11/30/20

Item 1.	Reports to Stockholders

Annual Shareholder Report
November 30, 2020

Share Class | Ticker	A | STIAX	B | SINBX	C | SINCX
	F | STFSX	Institutional | STISX	R6 | STILX

Federated Hermes Strategic Income Fund
(formerly, Federated Strategic Income Fund)
Fund Established 1994

A Portfolio of Federated Hermes Fixed Income Securities, Inc.
(formerly, Federated Fixed Income Securities, Inc.)
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2019 through November 30, 2020.
While Covid-19 continues to present challenges to our lives, families and businesses, I want you to know that Federated Hermes remains dedicated to helping you successfully navigate the markets ahead. You can count on us for the insights, investment management knowledge and client service that you have come to expect. Please refer to our website, FederatedInvestors.com, for timely updates on this and other economic and market matters.
Thank you for investing with us. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes Strategic Income Fund (the “Fund”), based on net asset value for the 12-month reporting period ending November 30, 2020, was 5.56% for Class A Shares, 4.62% for Class B Shares, 4.65% for Class C Shares, 5.49% for Class F Shares, 5.83% for Institutional Shares and 5.80% for Class R6 Shares. The total return of the Fund’s blended benchmark, which is comprised of 25% Bloomberg Barclays Emerging Markets USD Aggregate Index/40% Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index/35% Bloomberg Barclays U.S. Mortgage Backed Securities Index (Blended Index),1,2 was 6.16% for the same period. The total return of the Morningstar Multisector Bond Funds Average (MMBFA),3 a peer group average for the Fund, was 4.46% for the same period. The Fund’s and the MMBFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Blended Index.
During the reporting period, the most significant factors affecting the Fund’s performance relative to the Blended Index were: (a) allocation of assets among sectors; (b) the effect of changing interest rates (referred to as “duration”);4 (c) non-U.S. dollar currency exposure;5 and (d) the selection of securities within each of the Fund’s sectors. Performance was also impacted to a lesser extent by the relative performance of different maturities (referred to as the “yield curve”).
The following discussion will focus on the performance of the Fund’s Institutional Shares relative to the Blended Index.
MARKET OVERVIEW
For the reporting period, financial markets experienced a seemingly full business cycle of peaks and valleys all in the course of a 12-month period. The speed and the depths of the decline and then recovery were unprecedented. The reporting period began with a robust economy and very low unemployment. Financial markets reacted positively to the signing of a phase I trade agreement between the U.S. and China and the completion of a contentious national election in the U.K. During the first 6 weeks of 2020, the S&P 500 ® Index (S&P 500),6 continued to gain, up 5.5% and reaching a historic high of 3386 on February 19, 2020. Then, with the global spread of the Covid-19 virus and health care systems being overwhelmed, governments began mandating the closure of non-essential businesses. These actions ultimately led to a global recession and an unprecedented freefall in financial markets. After reaching a record high of 3386, the S&P 500 would end the quarter down 19.6% and down 23.5% from its peak reached 41 days earlier.
Annual Shareholder Report

What started as a seemingly orderly correction to the increasing odds of recession morphed into a disorderly and volatile grab for cash. In mid-March, market liquidity had become so alarming that normally high-quality liquid assets such as agency mortgage-backed securities,7 commercial paper and repurchase agreements experienced a severe widening in spreads. For example, 30-day prime commercial paper, which was normally trading approximately 25 basis points above Treasury bills, widened out to approximately 180 basis points. Similarly, 3-month LIBOR, which had fallen to 74 basis points, widened to 148 basis points. In addition, the much watched Chicago Board Options Exchange’s Volatility Index, which had been in the low teens at the beginning of the year, increased to a historic high of almost 83 before declining back to 52 at the end of the quarter. Volatility and a lack of liquidity quickly prompted the Federal Reserve Bank (the “Fed”) to take significant measures to backstop markets. The Fed’s actions included two rate cuts totaling 150 basis points, leaving the Fed funds rate in a range of 0-25 basis points. The Fed also announced several facilities to backstop commercial paper, mortgage-backed securities, municipal bonds8 and eventually even corporate bonds,9 including high-yield exchange-traded funds (ETFs).
While the Fed was all-in addressing liquidity for financial markets to function, Congress also took large and quick action through fiscal policy to bridge the near-term needs of the healthcare system, small businesses and displaced workers. At roughly $2.1 trillion, the Administration and Congress passed a fiscal stimulus package that was roughly the equivalent of 10% of Gross Domestic Product (GDP) which was spent in the next seven months.
The impact of the monetary and fiscal stimulus generally had a very positive effect on both the real economy and financial markets. However, these impacts were not realized evenly across all segments of the economy. Service businesses generally were better able to adapt to remote working environments, while the manufacturing sector generally lagged. Also, industries such as airlines, lodging and restaurants were severely impacted and required a significant amount of government assistance. Conversely, businesses in homebuilding, technology, media and online retail flourished during this time period. U.S. employment data also continued to have mixed messages. After increasing to 14.7% in April, the unemployment rate recovered to 6.7% in November. However, approximately 10 million people remain unemployed requiring continued government support.
The stock market also reflected both the recovery and the dispersion between winners and losers following the drawdown in the first quarter. Between March 31, 2020 and November 30, 2020, the S&P 500 returned approximately 41% and was making new record highs. Growth and technology-oriented stocks far outperformed industrial and value-oriented stocks. Similar trends were also observed in the credit markets. For example,
Annual Shareholder Report

the average credit spread for the high-yield bond market, as measured by the Bloomberg Barclays U.S. High Yield Corporate Bond Index, began the year at a cycle low of 315 basis points, increased to 1100 basis points on March 23, 2020, and finished the reporting period at 412 basis points.
As the Fed cut rates and reinitiated quantitative easing policies, Treasury rates plummeted, and the yield curve flattened aggressively. Longer duration bonds significantly outperformed lower duration bonds. For example, the 2-year Treasury returned 3.14% over the reporting period compared to 6.65% for the 5-year, 8.82% for the 10-year and 12.72% for the 30-year.
The Bloomberg Barclays U.S. Corporate Bond Index10 had a total return of 9.76% over the reporting period, and the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index11 returned 7.17%. While lower-rated credit typically outperforms higher-rated credit during market rallies, investors were more drawn to the middle of the credit spectrum over the reporting period as opposed to either higher-rated or lower-rated credit. Looking at the higher end of the credit rating spectrum during the reporting period, “AA”-rated corporate bonds had an excess return of 0.56% over similar duration Treasury bonds. In the middle of the range, “BBB” and “BB”-rated bonds had excess returns of 1.11% and 4.39%, respectively. Finally, in the lower-credit quality tier, “B” and “CCC”-rated bonds had excess returns of 0.29% and -0.40%, respectively.
The U.S. dollar initially strengthened during the flight-to-quality in the first quarter of 2020. The resulting decline in short-term interest rates and ballooning debt on both the Fed’s and national balance sheets started a weakening trend in the U.S. dollar against most other currencies. A weaker dollar is generally supportive for emerging-market economies. However, as many of these countries lacked resources to provide fiscal support for their population during the pandemic, the decline in income and spending had slowed their recovery relative to what we had experienced in the U.S. The Bloomberg Barclays Emerging Market USD Aggregate Index had a total return of 6.63% and an excess return of -1.05% over the reporting period.
Finally, higher-quality spread products such as our mortgage-backed securities (MBS) had a total return of 3.94% and a small excess return of 0.05% relative to U.S. Treasuries.
SECTOR ALLOCATION
The Fund’s sector allocation added significantly to returns relative to the Blended Index for the reporting period. In particular, the Fund’s active reallocation during the reporting period between the lower-risk Treasuries and MBS securities and higher yielding U.S. high-yield and emerging-market debt benefited Fund performance. Specifically, the Fund was overweight Treasury bonds and MBS and underweight high yield and emerging markets going into the first quarter sell-off and then reversed its positions as the market rebounded beginning in April throughout the remainder of the year. The Fund’s relative returns were slightly negatively impacted from its holdings of equity securities,
Annual Shareholder Report

primarily due to the market outperformance of growth stocks versus value-oriented stocks which the Fund tends to own. The Fund occasionally hedges its sector exposure using exchange traded equity index options or options (both exchange traded or over-the-counter) on ETFs that track specific sectors of the fixed-income credit markets. The Fund also utilizes credit default swaps to either tactically increase or decrease sector exposure.
DURATION and yield curve
The Fund uses various types of derivative securities12 including exchange traded futures contracts and options to manage the Fund’s duration. These derivative positions were utilized to manage the Fund’s overall sensitivity to changes in interest rates and yield curve shape. Over the course of the reporting period, the Fund’s average duration was approximately 3.5 years, approximately 96% of the Blended Index. During the reporting period, the Fund’s duration varied in a range typically between 85% and 115% of the Blended Index duration. For the reporting period, the Fund’s shorter average duration, particularly in the first three months of 2020, detracted from its relative performance compared to the Blended Index.
security selection
The Fund’s aggregate security selection was positive for the reporting period. Strong security selection within the emerging-market, MBS and investment-grade corporate allocations positively contributed to relative performance. Security selection within the high-yield bond allocation was negative relative to the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index.
currency
The Fund uses various types of derivative securities including over-the-counter forward contracts and options to either hedge non-dollar exposure or to take an active view on the appreciation or depreciation of a foreign currency versus the U.S. dollar. For the reporting period, the Fund’s currency positions were modestly negative relative performance versus the Blended Index. During the first quarter, sell-off positions in the Mexican peso and South African rand fell dramatically. Following the first quarter sell-off, the Fund had material gains during various times over the reporting period but did not fully recover the declines from the first quarter.
Annual Shareholder Report

Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the constituents of the Blended Index. At the end of the reporting period, the Fund’s investment adviser elected to change the emerging market component of the Blended Index from the Bloomberg Barclays Emerging Markets USD Aggregate Index (BBEMAI) to the Bloomberg Barclays Emerging Markets Seasoned ex Aggregate/Eurodollar Index (BBEMSAE). The BBEMSAE is more reflective of the emerging market component of the Fund’s investment strategies.

The Fund’s broad-based securities market index is the Bloomberg Barclays U.S. Aggregate Bond Index (BBAB). Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BBAB. The BBAB’s return for the 12-month reporting period was 7.28%. The Blended Index is being used for comparison purposes because, although it is not the Fund’s broad-based securities market index, the Fund’s Adviser believes it more closely reflects the market sectors in which the Fund invests.

Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MMBFA.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
5
International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards. Prices of emerging market securities can be significantly more volatile than the prices of securities in developed countries, and currency risk and political risks are accentuated in emerging markets.
6
The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.*
7
The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
8
The amount of public information available about municipal securities is generally less than that for corporate bonds. Special factors, such as legislative changes and local and business developments, may adversely affect the yield or value of municipal securities.
9
Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
10
The Bloomberg Barclays U.S. Corporate Bond Index measures the investment-grade, fixed-rate, taxable corporate bond market.*
11
High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities, and may include higher volatility and higher risk of default.
12
The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
*
The Index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes Strategic Income Fund (the “Fund”) from November 30, 2010 to November 30, 2020, compared to the Bloomberg Barclays U.S. Aggregate Bond Index (BBAB),2 the Fund’s broad-based securities market index, a blend of indexes comprised of 25% Bloomberg Barclays Emerging Markets USD Aggregate Index (BBEMAI)/40% Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI)/35% Bloomberg Barclays U.S. Mortgage Backed Securities Index (BBMB) (the “Old Blended Index”),3 a blend of indexes comprised of 25% Bloomberg Barclays EM Seasoned ex Aggregate/Eurodollar Index (BBEMSAE)/40% BBHY2%ICI/35% BBMB (the “New Blended Index”)4 and the Morningstar Multisector Bond Funds Average (MMBFA).5 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 INVESTMENT
Growth of $10,000 as of November 30, 2020
■ Total returns shown for the Class A Shares include the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).
■ Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00%, as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Return table below for the returns of additional classes not shown in the line graph above.
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 11/30/2020
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	0.79%	4.46%	4.03%
Class B Shares	-0.88%	4.28%	3.87%
Class C Shares	3.65%	4.65%	3.72%
Class F Shares	3.46%	5.21%	4.41%
Institutional Shares	5.83%	5.77%	4.79%
Class R6 Shares[6]	5.80%	5.69%	4.64%
BBAB	7.28%	4.34%	3.71%
Old Blended Index	6.16%	5.74%	5.24%
New Blended Index	5.75%	5.69%	5.37%
MMBFA	4.46%	4.75%	4.51%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting the applicable sales charges: for Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date; for Class F Shares, the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and a contingent deferred sales charge of 1.00% would be applied on any redemption less than four years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BBAB, the Old Blended Index, the New Blended Index and the MMBFA have been adjusted to reflect the reinvestment of dividends on securities in the indexes and average.
2
The BBAB is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-through), asset-backed securities and commercial mortgage-backed securities. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

3
The BBEMAI is a flagship hard currency emerging markets (EM) debt benchmark that includes fixed- and floating-rate U.S. dollar-denominated debt issued from sovereign, quasi-sovereign and corporate EM issuers. The BBHY2%ICI is an issuer-constrained version of the Bloomberg Barclays U.S. Corporate High-Yield Index that measures the market of USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. The BBMB tracks agency mortgage backed pass-through securities (both fixed-rate and hybrid ARM) guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The indexes are not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
4
The BBEMSAE is the emerging markets debt component of the Bloomberg Barclay U.S. Universal Bond Index and is generally at least 80% non-investment grade. At the end of the reporting period, the Fund’s investment adviser elected to change the emerging market component of the Blended Index (Old Blended Index to New Blended Index) from the BBEMAI to the BBEMSAE. The BBEMSAE is more reflective of the emerging market component of the Fund’s investment strategies. The BBEMSAE is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
5
Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Total Returns table, which reflect the return of the funds that currently comprise the category.
6
The Fund’s Class R6 Shares commenced operations on January 27, 2017. For the period prior to commencement of operations of the Class R6 Shares, the performance information shown is for the Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses applicable to the Class R6 Shares since the Class R6 Shares has a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to reflect the absence of sales charges and adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to the commencement of operations of the Class R6 Shares.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At November 30, 2020, the Fund’s portfolio composition1 was as follows:
Portfolio Composition	Percentage of Total Net Assets[2]
Corporate Debt Securities	61.2%
Collateralized Mortgage Obligations	11.0%
Foreign Government Securities	10.2%
U.S. Treasury Securities	3.8%
Asset-Backed Securities	1.4%
Mortgage-Backed Securities[3]	1.4%
Cash Equivalents[4]	5.2%
Other Security Types[5]	7.8%
Derivative Contracts[6]	(2.9)%
Other Assets and Liabilities—Net[7]	0.9%
TOTAL	100%

1	See the Fund’s Prospectus and Statement of Additional Information for a description of these investments.
2
As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment companies (other than an affiliated money market mutual fund) in which the Fund invested greater than 10% of its net assets are not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.

3	For purposes of this table, Mortgage-Backed Securities include mortgage-backed securities guaranteed by Government Sponsored Entities and adjustable rate mortgage-backed securities.
4	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.
5	Other Security Types consist of common stock, preferred stock, purchased options and exchange-traded funds.
6
Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund’s performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract’s significance to the portfolio. More complete information regarding the Fund’s direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.

7	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
November 30, 2020
Principal Amount, Shares or Contracts		Value
	CORPORATE BONDS— 4.0%
	Basic Industry - Chemicals— 0.0%
$ 135,000	Albemarle Corp., Sr. Unsecd. Note, 5.450%, 12/1/2044	$156,806
	Basic Industry - Metals & Mining— 0.0%
200,000	Southern Copper Corp., Sr. Unsecd. Note, 6.750%, 4/16/2040	297,079
	Capital Goods - Aerospace & Defense— 0.2%
105,000	Boeing Co., Sr. Unsecd. Note, 2.950%, 2/1/2030	105,966
100,000	Boeing Co., Sr. Unsecd. Note, 3.625%, 2/1/2031	105,768
30,000	Boeing Co., Sr. Unsecd. Note, 3.950%, 8/1/2059	30,787
160,000	Huntington Ingalls Industries, Inc., Sr. Unsecd. Note, 3.483%, 12/1/2027	178,919
100,000	Leidos Inc., Unsecd. Note, 144A, 4.375%, 5/15/2030	119,132
35,000	Leidos, Inc., Unsecd. Note, 144A, 3.625%, 5/15/2025	38,970
200,000	Lockheed Martin Corp., Sr. Unsecd. Note, 2.900%, 3/1/2025	218,059
85,000	Northrop Grumman Corp., Sr. Unsecd. Note, 3.250%, 1/15/2028	96,009
200,000	Textron, Inc., Sr. Unsecd. Note, 4.300%, 3/1/2024	218,699
	TOTAL	1,112,309
	Capital Goods - Building Materials— 0.0%
20,000	Allegion PLC, Sr. Unsecd. Note, 3.500%, 10/1/2029	22,031
50,000	Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 3.200%, 10/1/2024	53,609
90,000	Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 3.550%, 10/1/2027	98,621
	TOTAL	174,261
	Capital Goods - Construction Machinery— 0.0%
120,000	CNH Industrial NV, Sr. Unsecd. Note, Series MTN, 3.850%, 11/15/2027	133,381
	Capital Goods - Diversified Manufacturing— 0.0%
85,000	General Electric Co., Sr. Unsecd. Note, 3.625%, 5/1/2030	95,392
35,000	Otis Worldwide Corp., Sr. Unsecd. Note, Series WI, 2.565%, 2/15/2030	37,617
40,000	Wabtec Corp., Sr. Unsecd. Note, 3.200%, 6/15/2025	42,904
65,000	Xylem, Inc., Sr. Unsecd. Note, 2.250%, 1/30/2031	68,586
	TOTAL	244,499
	Communications - Cable & Satellite— 0.1%
65,000	Charter Communications Operating LLC, 5.375%, 5/1/2047	82,534
50,000	Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sec. Fac. Bond, 3.850%, 4/1/2061	51,504
200,000	Comcast Corp., Sr. Unsecd. Note, 3.150%, 2/15/2028	225,272
100,000	Comcast Corp., Sr. Unsecd. Note, 3.400%, 4/1/2030	115,664
30,000	Comcast Corp., Sr. Unsecd. Note, 3.450%, 2/1/2050	35,470
Annual Shareholder Report

Principal Amount, Shares or Contracts		Value
	CORPORATE BONDS— continued
	Communications - Cable & Satellite— continued
$ 200,000	Comcast Corp., Sr. Unsecd. Note, 3.950%, 10/15/2025	$229,415
	TOTAL	739,859
	Communications - Media & Entertainment— 0.1%
35,000	Alphabet, Inc., Sr. Unsecd. Note, 1.900%, 8/15/2040	34,708
100,000	Discovery Communications LLC, Sr. Unsecd. Note, 4.650%, 5/15/2050	123,141
65,000	Fox Corp, Sr. Unsecd. Note, Series WI, 4.709%, 1/25/2029	78,696
100,000	Fox Corp, Sr. Unsecd. Note, Series WI, 5.576%, 1/25/2049	146,356
100,000	Omnicom Group, Inc., Sr. Unsecd. Note, 4.200%, 6/1/2030	120,660
100,000	ViacomCBS Inc., Sr. Unsecd. Note, 4.950%, 1/15/2031	124,255
300,000	Walt Disney Co., Sr. Unsecd. Note, 3.000%, 9/15/2022	314,297
	TOTAL	942,113
	Communications - Telecom Wireless— 0.1%
125,000	American Tower Corp., Sr. Unsecd. Note, 5.000%, 2/15/2024	141,735
100,000	Crown Castle International Corp., Sr. Unsecd. Note, 5.200%, 2/15/2049	136,892
50,000	T-Mobile USA, Inc., Sec. Fac. Bond, 144A, 3.875%, 4/15/2030	57,407
25,000	T-Mobile USA, Inc., Sec. Fac. Bond, 144A, 4.500%, 4/15/2050	31,286
	TOTAL	367,320
	Communications - Telecom Wirelines— 0.1%
40,000	AT&T, Inc., Sr. Unsecd. Note, 3.850%, 6/1/2060	42,469
150,000	AT&T, Inc., Sr. Unsecd. Note, 4.250%, 3/1/2027	176,008
85,000	AT&T, Inc., Sr. Unsecd. Note, Series WI, 5.300%, 8/15/2058	112,577
152,000	Verizon Communications, Inc., Sr. Unsecd. Note, 4.672%, 3/15/2055	209,748
	TOTAL	540,802
	Consumer Cyclical - Automotive— 0.6%
100,000	American Honda Finance Corp., Sr. Unsecd. Note, Series MTN, 0.875%, 7/7/2023	101,184
100,000	General Motors Co., Sr. Unsecd. Note, 5.200%, 4/1/2045	121,977
25,000	Hyundai Capital America, Sr. Unsecd. Note, 144A, 2.375%, 10/15/2027	25,818
60,000	Hyundai Capital America, Sr. Unsecd. Note, 144A, 2.375%, 2/10/2023	61,906
3,000,000	Hyundai Capital America, Sr. Unsecd. Note, 144A, 3.000%, 2/10/2027	3,177,593
120,000	Toyota Motor Credit Corp., Sr. Unsecd. Note, Series GMTN, 2.700%, 1/11/2023	125,935
	TOTAL	3,614,413
	Consumer Cyclical - Retailers— 0.1%
100,000	Advance Auto Parts, Inc., Sr. Unsecd. Note, Series WI, 3.900%, 4/15/2030	115,064
100,000	Alimentation Couche-Tard, Inc., Sr. Unsecd. Note, 144A, 3.800%, 1/25/2050	117,570
45,000	AutoNation, Inc., Sr. Unsecd. Note, 4.750%, 6/1/2030	54,181
175,000	CVS Health Corp., Sr. Unsecd. Note, 5.050%, 3/25/2048	236,824
Annual Shareholder Report

Principal Amount, Shares or Contracts		Value
	CORPORATE BONDS— continued
	Consumer Cyclical - Retailers— continued
$ 100,000	Dollar Tree, Inc., Sr. Unsecd. Note, 3.700%, 5/15/2023	$107,251
120,000	Home Depot, Inc., Sr. Unsecd. Note, 2.950%, 6/15/2029	135,895
65,000	O’Reilly Automotive, Inc., Sr. Unsecd. Note, 1.750%, 3/15/2031	64,791
	TOTAL	831,576
	Consumer Cyclical - Services— 0.1%
250,000	Amazon.com, Inc., Sr. Unsecd. Note, 3.150%, 8/22/2027	284,243
200,000	Cintas Corp. No. 2, Sr. Unsecd. Note, 3.700%, 4/1/2027	230,307
100,000	IHS Markit Ltd., Sr. Unsecd. Note, 4.750%, 8/1/2028	121,004
80,000	Visa, Inc., Sr. Unsecd. Note, 2.750%, 9/15/2027	89,239
	TOTAL	724,793
	Consumer Non-Cyclical - Food/Beverage— 0.2%
150,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc., Sr. Unsecd. Note, Series, 4.900%, 2/1/2046	196,235
50,000	Anheuser-Busch InBev Worldwide, Inc., Sr. Unsecd. Note, 4.600%, 4/15/2048	63,779
150,000	Coca-Cola Femsa S.A.B. de C.V., Sr. Unsecd. Note, 2.750%, 1/22/2030	162,430
100,000	Constellation Brands, Inc., Sr. Unsecd. Note, 5.250%, 11/15/2048	142,173
100,000	Keurig Dr Pepper, Inc., Sr. Unsecd. Note, 5.085%, 5/25/2048	141,044
35,000	McCormick & Co., Inc., Sr. Unsecd. Note, 2.500%, 4/15/2030	37,596
125,000	PepsiCo, Inc., 2.750%, 4/30/2025	136,226
75,000	PepsiCo, Inc., Sr. Unsecd. Note, 3.625%, 3/19/2050	95,088
	TOTAL	974,571
	Consumer Non-Cyclical - Health Care— 0.1%
55,000	Agilent Technologies, Inc., Sr. Unsecd. Note, 2.100%, 6/4/2030	57,449
40,000	Dentsply Sirona, Inc., Sr. Unsecd. Note, 3.250%, 6/1/2030	44,059
45,000	DH Europe Finance II S.a.r.l., Sr. Unsecd. Note, 2.600%, 11/15/2029	49,644
100,000	PerkinElmer, Inc., Sr. Unsecd. Note, 3.300%, 9/15/2029	111,948
35,000	Thermo Fisher Scientific, Inc., Sr. Unsecd. Note, 4.133%, 3/25/2025	39,812
	TOTAL	302,912
	Consumer Non-Cyclical - Pharmaceuticals— 0.2%
90,000	AbbVie, Inc., Sr. Unsecd. Note, 3.200%, 11/21/2029	102,437
150,000	Amgen, Inc., Sr. Unsecd. Note, 2.450%, 2/21/2030	161,153
200,000	AstraZeneca PLC, Sr. Unsecd. Note, 4.000%, 1/17/2029	241,297
200,000	Bayer US Finance II LLC, Sr. Unsecd. Note, 144A, 4.250%, 12/15/2025	229,153
75,000	Bristol-Myers Squibb Co., Sr. Unsecd. Note, Series WI, 3.400%, 7/26/2029	87,597
55,000	Bristol-Myers Squibb Co., Sr. Unsecd. Note, Series WI, 4.250%, 10/26/2049	74,712
90,000	Eli Lilly & Co., Sr. Unsecd. Note, 3.375%, 3/15/2029	104,715
Annual Shareholder Report

Principal Amount, Shares or Contracts		Value
	CORPORATE BONDS— continued
	Consumer Non-Cyclical - Pharmaceuticals— continued
$ 90,000	Royalty Pharma PLC, Sr. Unsecd. Note, 144A, 1.750%, 9/2/2027	$91,958
	TOTAL	1,093,022
	Consumer Non-Cyclical - Products— 0.0%
100,000	Procter & Gamble Co., Sr. Unsecd. Note, 3.000%, 3/25/2030	115,878
	Consumer Non-Cyclical - Supermarkets— 0.0%
75,000	Kroger Co., Sr. Unsecd. Note, 4.450%, 2/1/2047	96,141
	Consumer Non-Cyclical - Tobacco— 0.0%
100,000	Reynolds American, Inc., Sr. Unsecd. Note, 7.000%, 8/4/2041	134,014
	Energy - Independent— 0.1%
175,000	Cimarex Energy Co., Sr. Unsecd. Note, 4.375%, 3/15/2029	197,355
200,000	EOG Resources, Inc., Sr. Unsecd. Note, 4.150%, 1/15/2026	231,535
	TOTAL	428,890
	Energy - Integrated— 0.1%
225,000	Exxon Mobil Corp., Sr. Unsecd. Note, 3.482%, 3/19/2030	260,553
70,000	Shell International Finance B.V., Sr. Unsecd. Note, 4.000%, 5/10/2046	86,887
	TOTAL	347,440
	Energy - Midstream— 0.1%
145,000	Boardwalk Pipeline Partners LP, Sr. Unsecd. Note, 4.800%, 5/3/2029	163,571
150,000	Energy Transfer Partners LP, Sr. Unsecd. Note, 4.900%, 2/1/2024	163,010
100,000	Enterprise Products Operating LLC, Sr. Unsecd. Note, 3.700%, 1/31/2051	108,900
200,000	Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 6.375%, 3/1/2041	258,127
100,000	ONEOK, Inc., Sr. Unsecd. Note, 4.550%, 7/15/2028	110,236
115,000	TC Pipelines, LP, Sr. Unsecd. Note, 3.900%, 5/25/2027	127,822
	TOTAL	931,666
	Energy - Refining— 0.0%
105,000	Valero Energy Corp., Sr. Unsecd. Note, 4.000%, 4/1/2029	117,375
	Financial Institution - Banking— 0.6%
150,000	Associated Banc-Corp., Sub. Note, 4.250%, 1/15/2025	161,744
200,000	Bank of America Corp., Sr. Unsecd. Note, 2.592%, 4/29/2031	213,339
100,000	Bank of America Corp., Sr. Unsecd. Note, Series MTN, 2.884%, 10/22/2030	109,377
250,000	Bank of America Corp., Sub. Note, Series MTN, 4.000%, 1/22/2025	279,870
100,000	Bank of New York Mellon Corp., Sr. Unsecd. Note, Series MTN, 2.661%, 5/16/2023	103,300
65,000	Capital One Financial Corp., Sr. Unsecd. Note, 3.900%, 1/29/2024	71,300
165,000	Citigroup, Inc., Sr. Unsecd. Note, 2.976%, 11/5/2030	180,044
270,000	Citigroup, Inc., Sr. Unsecd. Note, 3.400%, 5/1/2026	301,983
270,000	Citizens Financial Group, Inc., Sub. Note, 144A, 2.638%, 9/30/2032	282,194
Annual Shareholder Report

Principal Amount, Shares or Contracts			Value
		CORPORATE BONDS— continued
		Financial Institution - Banking— continued
$ 200,000		Compass Bank, Birmingham, Sub. Note, Series BKNT, 3.875%, 4/10/2025	$222,352
100,000		Fifth Third Bancorp, Sr. Unsecd. Note, 3.950%, 3/14/2028	117,377
55,000		FNB Corp. (PA), Sr. Unsecd. Note, 2.200%, 2/24/2023	55,764
350,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.814%, 4/23/2029	404,275
200,000		HSBC Holdings PLC, Sr. Unsecd. Note, 3.262%, 3/13/2023	206,998
200,000		Manufacturers & Traders Trust Co., Sr. Unsecd. Note, Series BKNT, 2.500%, 5/18/2022	206,164
250,000		Morgan Stanley, Sr. Unsecd. Note, 3.625%, 1/20/2027	285,917
145,875	[1]	Regional Diversified Funding, 144A, 9.250%, 3/15/2030	95,184
200,000		Truist Bank, Sub. Note, Series BKNT, 3.300%, 5/15/2026	223,992
100,000		US Bancorp, Sr. Unsecd. Note, Series MTN, 1.375%, 7/22/2030	100,505
350,000		Wells Fargo & Co., Sr. Unsecd. Note, 3.000%, 10/23/2026	385,669
150,000		Wells Fargo & Co., Sr. Unsecd. Note, Series MTN, 2.879%, 10/30/2030	162,846
		TOTAL	4,170,194
		Financial Institution - Broker/Asset Mgr/Exchange— 0.0%
35,000		Jefferies Group LLC, Sr. Unsecd. Note, 2.750%, 10/15/2032	36,746
		Financial Institution - Insurance - Life— 0.1%
200,000		AIA Group Ltd., Sr. Unsecd. Note, 144A, 3.600%, 4/9/2029	226,622
200,000		American International Group, Inc., Sr. Unsecd. Note, 4.125%, 2/15/2024	222,697
150,000		Massachusetts Mutual Life Insurance Co., Sub. Note, 144A, 4.900%, 4/1/2077	202,480
180,000		Pacific Life Insurance Co., Sub. Note, 144A, 4.300%, 10/24/2067	194,515
		TOTAL	846,314
		Financial Institution - Insurance - P&C— 0.0%
45,000		Liberty Mutual Group, Inc., Sr. Unsecd. Note, 144A, 4.250%, 6/15/2023	49,239
		Financial Institution - REIT - Apartment— 0.1%
195,000		Avalonbay Communities, Inc., Sr. Unsecd. Note, Series MTN, 3.350%, 5/15/2027	218,309
30,000		Camden Property Trust, Sr. Unsecd. Note, 2.800%, 5/15/2030	33,046
125,000		UDR, Inc., Sr. Unsecd. Note, 3.100%, 11/1/2034	138,690
		TOTAL	390,045
		Financial Institution - REIT - Healthcare— 0.0%
100,000		Physicians Realty Trust, Sr. Unsecd. Note, 4.300%, 3/15/2027	108,660
75,000		Welltower, Inc., Sr. Unsecd. Note, 2.750%, 1/15/2031	78,670
		TOTAL	187,330
		Financial Institution - REIT - Office— 0.1%
90,000		Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.950%, 1/15/2027	103,199
Annual Shareholder Report

Principal Amount, Shares or Contracts		Value
	CORPORATE BONDS— continued
	Financial Institution - REIT - Office— continued
$ 50,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.950%, 1/15/2028	$57,759
175,000	Boston Properties LP, Sr. Unsecd. Note, 4.500%, 12/1/2028	208,874
	TOTAL	369,832
	Financial Institution - REIT - Other— 0.0%
135,000	WP Carey, Inc., Sr. Unsecd. Note, 4.600%, 4/1/2024	149,771
	Financial Institution - REIT - Retail— 0.0%
80,000	Regency Centers LP, Sr. Unsecd. Note, 4.125%, 3/15/2028	90,773
	Oil & Gas— 0.3%
2,010,000	Occidental Petroleum Corp., Sr. Unsecd. Note, 2.900%, 8/15/2024	1,877,340
	Technology— 0.2%
100,000	Apple, Inc., Sr. Unsecd. Note, 4.450%, 5/6/2044	139,618
75,000	Broadcom, Inc., Sr. Unsecd. Note, 4.150%, 11/15/2030	87,175
50,000	Broadcom, Inc., Sr. Unsecd. Note, 4.700%, 4/15/2025	57,258
85,000	Equifax, Inc., Sr. Unsecd. Note, 2.600%, 12/1/2024	91,047
200,000	Experian Finance PLC., Sr. Unsecd. Note, 144A, 4.250%, 2/1/2029	236,309
35,000	Fidelity National Information Services, Inc., Sr. Unsecd. Note, 3.750%, 5/21/2029	40,876
75,000	Fiserv, Inc., Sr. Unsecd. Note, 3.500%, 7/1/2029	86,025
350,000	Ingram Micro, Inc., Sr. Unsecd. Note, 5.450%, 12/15/2024	377,951
40,000	Keysight Technologies, Inc., Sr. Unsecd. Note, 3.000%, 10/30/2029	44,165
125,000	Lam Research Corp., Sr. Unsecd. Note, 4.000%, 3/15/2029	150,012
25,000	Micron Technology, Inc., Sr. Unsecd. Note, 2.497%, 4/24/2023	26,128
80,000	Total System Services, Inc., Sr. Unsecd. Note, 4.800%, 4/1/2026	94,701
	TOTAL	1,431,265
	Transportation - Airlines— 0.0%
25,000	Southwest Airlines Co., Sr. Unsecd. Note, 4.750%, 5/4/2023	27,124
45,000	Southwest Airlines Co., Sr. Unsecd. Note, 5.250%, 5/4/2025	51,363
	TOTAL	78,487
	Transportation - Railroads— 0.0%
65,000	Union Pacific Corp., Sr. Unsecd. Note, 2.400%, 2/5/2030	70,471
	Transportation - Services— 0.1%
100,000	FedEx Corp., Sr. Unsecd. Note, 4.050%, 2/15/2048	121,348
200,000	Penske Truck Leasing Co. LP & PTL Finance Corp., Sr. Unsecd. Note, 144A, 3.950%, 3/10/2025	223,163
	TOTAL	344,511
	Utility - Electric— 0.2%
50,000	Black Hills Corp., Sr. Unsecd. Note, 2.500%, 6/15/2030	52,315
200,000	Enel Finance International NV, Sr. Unsecd. Note, 144A, 4.875%, 6/14/2029	251,442
Annual Shareholder Report

Principal Amount, Shares or Contracts			Value
		CORPORATE BONDS— continued
		Utility - Electric— continued
$ 40,000		FirstEnergy Transmission LLC, Sr. Unsecd. Note, 144A, 4.550%, 4/1/2049	$46,757
140,000		Kansas City Power and Light Co., Sr. Unsecd. Note, 4.200%, 3/15/2048	177,406
110,000		National Rural Utilities Cooperative Finance Corp., Sr. Unsecd. Note, 2.950%, 2/7/2024	117,631
105,000		NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 3.150%, 4/1/2024	113,203
65,000		NiSource Finance Corp., Sr. Unsecd. Note, 4.375%, 5/15/2047	83,685
125,000		Southern Co., Jr. Sub. Note, Series B, 4.000%, 1/15/2051	131,021
140,000		Virginia Electric & Power Co., Sr. Unsecd. Note, Series A, 3.500%, 3/15/2027	160,538
		TOTAL	1,133,998
		Utility - Natural Gas— 0.1%
65,000		Dominion Energy Gas Holdings LLC, Sr. Unsecd. Note, Series C, 3.900%, 11/15/2049	76,749
100,000		National Fuel Gas Co., Sr. Unsecd. Note, 5.500%, 1/15/2026	112,309
120,000		Southern Natural Gas, Sr. Unsecd. Note, 144A, 4.800%, 3/15/2047	140,980
		TOTAL	330,038
		TOTAL CORPORATE BONDS (IDENTIFIED COST $23,360,301)	25,977,474
		U.S. TREASURIES— 3.9%
		Treasury Securities— 3.9%
5,000,000		United States Treasury Note, 0.625%, 8/15/2030	4,900,073
20,000,000		United States Treasury Note, 1.625%, 6/30/2021	20,177,394
		TOTAL U.S. TREASURIES (IDENTIFIED COST $24,918,359)	25,077,467
		COMMON STOCKS— 3.3%
		Auto Components— 0.3%
61,423	[2]	American Axle & Manufacturing Holdings, Inc.	488,927
55,161		Goodyear Tire & Rubber Co.	574,777
4,305		Lear Corp.	615,400
		TOTAL	1,679,104
		Chemicals— 0.1%
26,865	[2]	Koppers Holdings, Inc.	727,236
		Communications Equipment— 0.1%
7,175	[2]	Lumentum Holdings, Inc.	619,777
		Containers & Packaging— 0.3%
49,233		Graphic Packaging Holding Co.	754,250
61,051		O-I Glass, Inc.	691,097
18,293		WestRock Co.	772,147
		TOTAL	2,217,494
Annual Shareholder Report

Principal Amount, Shares or Contracts			Value
		COMMON STOCKS— continued
		Electric Utilities— 0.1%
17,685		NRG Energy, Inc.	$579,184
		Equity Real Estate Investment Trusts (REITs)— 0.1%
13,482		Gaming and Leisure Properties, Inc.	560,042
		Gas Utilities— 0.1%
42,311		Suburban Propane Partners LP	648,205
		Hotels Restaurants & Leisure— 0.4%
20,965		Boyd Gaming Corp.	806,943
14,675		MGM Resorts International	414,569
44,770		Red Rock Resorts, Inc.	973,523
18,870		Six Flags Entertainment Corp.	579,875
		TOTAL	2,774,910
		Independent Power Producers & Energy Traders— 0.1%
25,365		Vistra Corp.	473,818
		IT Services— 0.1%
6,745		Science Applications International Corp.	624,182
		Media— 0.7%
22,060	[2]	Altice USA, Inc.	748,275
91,320	[2]	Cumulus Media, Inc.	800,876
134,550		Emerald Holding, Inc.	573,183
501,310		Entercom Communication Corp.	1,218,183
56,520	[2]	iHeartMedia, Inc.	675,697
3,830		Nexstar Media Group, Inc., Class A	403,108
		TOTAL	4,419,322
		Metals & Mining— 0.2%
10,875		Compass Minerals International, Inc.	679,253
49,470		Teck Resources Ltd.	781,626
		TOTAL	1,460,879
		Oil Gas & Consumable Fuels— 0.4%
17,080		Enviva Partners LP/Enviva Partners Finance Corp.	762,451
47,654		Parsley Energy, Inc.	597,105
24,960		Sunoco LP	693,639
78,595	[2]	WPX Energy, Inc.	559,596
		TOTAL	2,612,791
		Pharmaceuticals— 0.1%
29,800	[2]	Bausch Health Cos, Inc.	553,386
6,202	[2]	Mallinckrodt PLC	1,519
		TOTAL	554,905
		Technology Hardware Storage & Peripherals— 0.2%
9,560	[2]	Dell Technologies, Inc.	659,927
Annual Shareholder Report

Principal Amount, Shares or Contracts			Value
		COMMON STOCKS— continued
		Technology Hardware Storage & Peripherals— continued
23,175	[2]	NCR Corp.	$641,252
		TOTAL	1,301,179
		Textiles Apparel & Luxury Goods— 0.0%
26,395		Hanesbrands, Inc.	374,809
		TOTAL COMMON STOCKS (IDENTIFIED COST $22,221,577)	21,627,837
		COLLATERALIZED MORTGAGE OBLIGATIONS— 1.1%
		Commercial Mortgage— 0.8%
$ 810,000		Bank 2018-BN12, Class A4, 4.255%, 5/15/2061	963,164
500,000	[3]	Bank 2018-BN15, Class A4, 4.407% (12-month USLIBOR +0.000%), 11/15/2061	597,691
675,000		Benchmark Mortgage Trust 2019-B11, Class A5, 3.542%, 5/15/2052	780,510
1,000,000		Commercial Mortgage Trust 2015-DC1, Class AM, 3.724%, 2/10/2048	1,080,449
1,000,000		Fontainebleau Miami Beach Trust, Class B, 3.447%, 12/10/2036	1,015,857
1,000,000		Morgan Stanley Capital I 2012-C4, Class AS, 3.773%, 3/15/2045	1,012,343
		TOTAL	5,450,014
		Federal Home Loan Mortgage Corporation REMIC— 0.3%
800,000		FHLMC REMIC, Series K070, Class A2, 3.303%, 11/25/2027	919,320
697,244		FHLMC REMIC, Series K105, Class A1, 1.536%, 9/25/2029	715,706
		TOTAL	1,635,026
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $6,614,926)	7,085,040
		COMMERCIAL MORTGAGE-BACKED SECURITY— 0.2%
		Agency Commercial Mortgage-Backed Securities— 0.2%
1,000,000		FREMF Mortgage Trust 2013-K25 REMIC, Class B, 3.744%, 11/25/2045 (IDENTIFIED COST $1,004,153)	1,045,550
		PREFERRED STOCK— 0.0%
		Financials— 0.0%
40,000	[1,2,4]	Lehman Brothers Holdings, Inc., Pfd., 5.670% (IDENTIFIED COST $3,400)	400
		PURCHASED CALL OPTIONS— 0.3%
16,560,000	[2]	Barclays GBP CALL/USD PUT, Notional Amount $34,500,000, Exercise Price, $1.38, Expiration Date 12/2/2020	17
10,000,000	[2]	Barclays USD CALL/NOK PUT, Notional Amount $25,000,000, Exercise Price, $10.00, Expiration Date 4/16/2021	45,290
10,000,000	[2]	Morgan Stanley AUD CALL/USD PUT, Notional Amount $25,000,000, Exercise Price, $0.77, Expiration Date 5/20/2021	83,850
10,000,000	[2]	Morgan Stanley NZD CALL/USD PUT, Notional Amount $25,000,000, Exercise Price, $0.72, Expiration Date 5/20/2021	140,750
Annual Shareholder Report

Principal Amount, Shares or Contracts			Value
		PURCHASED CALL OPTIONS— continued
150	[2]	Russell 2000 Index (CALL-Option), Notional Amount $2,206,950, Exercise Price $1,730, Expiration Date 12/18/2020	$1,654,500
		TOTAL PURCHASED CALL OPTIONS (IDENTIFIED COST $1,241,588)	1,924,407
		PURCHASED PUT OPTIONS— 0.1%
15,600,000	[2]	Barclays GBP PUT/USD CALL, Notional Amount $32,500,000, Exercise Price, $1.30, Expiration Date 12/2/2020	390
10,000,000		Barclays USD PUT/MXN CALL, Notional Amount $15,000,000, Exercise Price, $20.00, Expiration Date 2/17/2021	156,610
10,000,000	[2]	Barclays USD PUT/NOK CALL, Notional Amount $25,000,000, Exercise Price, $8.75, Expiration Date 4/16/2021	198,130
250		United States Treasury Long Bond Futures, Notional Amount $85,938, Exercise Price $173.00, Expiration Date 12/24/2020	167,969
		TOTAL PURCHASED PUT OPTIONS (IDENTIFIED COST $824,252)	523,099
		EXCHANGE-TRADED FUND— 3.6%
275,000		iShares iBoxx High Yield Corporate Bond ETF (IDENTIFIED COST $23,175,020)	23,738,000
		INVESTMENT COMPANIES— 83.5%
1,101,943		Bank Loan Core Fund	10,468,457
17,180,644		Emerging Markets Core Fund	176,445,209
10,981,338		Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 0.08%[5]	10,983,731
7,563,161		Federated Mortgage Core Portfolio	76,085,404
42,996,197		High Yield Bond Portfolio	269,156,193
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $537,364,060)	543,138,994
		TOTAL INVESTMENT IN SECURITIES—100.0% (IDENTIFIED COST $640,727,636)[6]	650,138,268
		OTHER ASSETS AND LIABILITIES - NET—0.0%[7]	191,371
		TOTAL NET ASSETS—100%	$650,329,639
Annual Shareholder Report

At November 30, 2020, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation (Depreciation)
Long Future:
[2]United States Treasury Notes 2-Year Long Futures	175	$38,649,023	March 2021	$11,937
Short Futures:
[2]United States Treasury Note 10-Year Ultra Short Futures	2	$314,250	March 2021	$352
[2]United States Treasury Notes 10-Year Short Futures	77	$10,639,234	March 2021	$(16,531)
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(4,242)
At November 30, 2020, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Foreign Currency Units to Deliver/Receive		In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Purchased:
12/3/2020	Barclays Bank PLC Wholesale	111,180,000	MXN	$5,000,000	$500,528
12/4/2020	Barclays Bank PLC Wholesale	12,000,000	GBP	$15,844,680	$153,329
1/29/2021	HSBC Bank USA	10,469,523	AUD	$7,500,000	$189,529
1/29/2021	Bank of America N.A.	7,479,353	JPY	$5,000,000	$244,959
1/29/2021	BNP Paribas SA	524,023,750	JPY	$5,000,000	$25,098
1/29/2021	Barclays Bank PLC Wholesale	786,072,450	NZD	$7,500,000	$38,001
1/29/2021	HSBC Bank USA	11,183,336	NZD	$7,500,000	$342,408
Contracts Sold:
12/3/2020	Barclays Bank PLC Wholesale	109,740,000	MXN	$5,000,000	$(429,285)
12/4/2020	Barclays Bank PLC Wholesale	6,000,000	GBP	$7,827,120	$(171,884)
1/29/2021	HSBC Bank USA	10,624,433	AUD	$7,500,000	$(303,307)
1/29/2021	Morgan Stanley	1,310,145,000	JPY	$12,500,000	$(63,567)
1/29/2021	Morgan Stanley	7,525,848	NZD	$5,000,000	$(277,564)
1/29/2021	Bank of America N.A.	9,091,147	NZD	$6,250,000	$(125,242)
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS					$123,003
Annual Shareholder Report

At November 30, 2020, the Fund had the following outstanding written options contracts:

Counterparty	Description	Notional Amount	Expiration Date	Exercise Price	Value
Call Options:
Barclays Bank PLC	GBP CALL/ USD PUT	$15,960,000	December 2020	$1.33	$(74,198)
Barclays Bank PLC	EUR CALL/USD PUT	$23,700,000	January 2021	$1.19	$(301,108)
Barclays Bank PLC	MXN PUT/USD CALL	$10,000,000	February 2021	$21.50	$(101,010)
Capital Securities Corp.	USD CALL/JPY PUT	$20,000,000	January 2021	$106.50	$(33,920)
JP Morgan	Russell 2000 Index (50 Contracts)	$1,103,475	December 2020	$1,800.00	$(440,625)
JP Morgan	Russell 2000 Index (150 Contracts)	$2,206,950	December 2020	$1,900.00	$(210,750)
JP Morgan	United States Treasury Bond Futures (250 Contracts)	$86,000	December 2020	$177.00	$(148,437)
JP Morgan	United States Treasury Bond Futures (250 Contracts)	$85,000	December 2020	$175.00	$(339,844)
JP Morgan	iShares iBoxx High Yield Corporate Bond ETF (7,500 Contracts)	$64,740,000	January 2021	$87.00	$(225,109)
Morgan Stanley	USD CALL/ NOK PUT	$10,000,000	December 2020	$9.50	$(6,010)
Morgan Stanley	NZD CALL/ USD PUT	$10,000,000	December 2020	$0.70	$(103,050)
Morgan Stanley	AUD CALL/ USD PUT	$10,000,000	December 2020	$0.74	$(60,110)
Annual Shareholder Report

Counterparty	Description	Notional Amount	Expiration Date	Exercise Price	Value
Put Options:
HSBCBank PLC	USD PUT/JPY CALL	$20,000,000	January 2021	$102.00	$(48,080)
JP Morgan	EUR PUT/USD CALL	$23,200,000	January 2021	$1.16	$(19,488)
JP Morgan	iShares iBoxx High Yield Corporate Bond ETF (2,250 Contracts)	$19,422,000	December 2020	$82.00	$(23,625)
JP Morgan	United States Treasury Bond Futures (250 Contracts)	$85,938	December 2020	$172.00	$(105,469)
JP Morgan	USD PUT/JPY CALL	$10,000,000	December 2020	$102.50	$(6,330)
JP Morgan	iShares iBoxx High Yield Corporate Bond ETF (7,500 Contracts)	$64,740,000	January 2021	$85.00	$(606,739)
Morgan Stanley	USD PUT/MXN CALL	$10,000,000	December 2020	$21.50	$(626,630)
Morgan Stanley	USD PUT/NOK CALL	$15,000,000	January 2021	$8.50	$(49,380)
Morgan Stanley	NZD PUT/USD CALL	$10,000,000	December 2020	$0.68	$(15,750)
Morgan Stanley	AUD PUT/USD CALL	$10,000,000	December 2020	$0.72	$(21,800)
(Premiums Received $3,904,765)					$(3,567,462)
Net Unrealized Appreciation/Depreciation on Futures Contracts, Foreign Exchange Contracts and the Value of Written Options Contracts is included in “Other Assets and Liabilities–Net.”
Annual Shareholder Report

[PAGE INTENTIONALLY LEFT BLANK]
Annual Shareholder Report

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with the affiliated fund holdings during the period ended November 30, 2020, were as follows:
Affiliates	Value as of 11/30/2019	Purchases at Cost	Proceeds from Sales
Bank Loan Core Fund	$22,641,958	$10,151,506	$(22,781,317)
Emerging Markets Core Fund	$158,177,386	$28,486,084	$(16,000,000)
Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares	$11,384,842	$420,072,117	$(420,451,452)
Federated Mortgage Core Portfolio	$122,868,368	$17,400,000	$(65,700,000)
High Yield Bond Portfolio	$228,969,196	$39,025,001	$—
Project and Trade Finance Core Fund	$—	$15,255,128	$(14,987,017)
TOTAL OF AFFILIATED TRANSACTIONS	$544,041,750	$530,389,836	$(539,919,786)
Annual Shareholder Report

Change in Unrealized Appreciation/ Depreciation	Net Realized Gain/ (Loss)	Value as of 11/30/2020	Shares Held as of 11/30/2020	Dividend Income
$247,507	$208,803	$10,468,457	1,101,943	$190,676
$5,082,634	$699,105	$176,445,209	17,180,644	$8,490,857
$(19)	$(21,757)	$10,983,731	10,981,338	$105,149
$932,902	$584,134	$76,085,404	7,563,161	$2,594,104
$1,161,996	$—	$269,156,193	42,996,197	$14,177,099
$—	$(268,111)	$—	—	$298,549
$7,425,020	$1,202,174	$543,138,994	79,823,283	$25,856,434
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund invests in a portfolio of Federated Core Trust (“Core Trust”), which is managed by Federated Investment Management Company (the “Adviser”). Core Trust is an open-end management company, registered under the Investment Company Act of 1940, as amended (the “Act”), available only to registered investment companies and other institutional investors. The investment objective of High Yield Bond Portfolio (HYCORE), a portfolio of Core Trust, is to seek high current income. Income distributions from HYCORE are declared daily and paid monthly, and are recorded by the Fund as dividend income. Capital gain distributions, if any, from HYCORE are declared and paid annually, and are recorded by the Fund as capital gains. The investment objective of Emerging Markets Core Fund (EMCOR), a portfolio of Core Trust, is to achieve a total return on its assets. EMCOR’s secondary objective is to achieve a high level of income. Distributions of net investment income from EMCOR are declared daily and paid monthly. Capital gain distributions, if any, from EMCOR are declared and paid annually, and are recorded by the Fund as capital gains. Federated Hermes, Inc. (“Federated Hermes”) receives no advisory or administrative fees from HYCORE and EMCOR. Copies of the HYCORE and EMCOR financial statements are available on the EDGAR Database on the SEC’s website or upon request from the Fund.
1
Market quotations and price evaluations are not available. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Directors”).

2	Non-income-producing security.
3	Floating/variable note with current rate and current maturity or next reset date shown.
4	Issuer in default.
5	7-day net yield.
6	The cost of investments for federal tax purposes amounts to $648,104,500.
7	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2020.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Annual Shareholder Report

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of November 30, 2020, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$—	$25,882,290	$95,184	$25,977,474
U.S. Treasuries	—	25,077,467	—	25,077,467
Collateralized Mortgage Obligations	—	7,085,040	—	7,085,040
Commercial Mortgage-Backed Security	—	1,045,550	—	1,045,550
Purchased Call Options	1,654,500	269,907	—	1,924,407
Purchased Put Options	167,969	355,130	—	523,099
Exchange-Traded Fund	23,738,000	—	—	23,738,000
Equity Securities:
Common Stocks
Domestic	20,846,211	—	—	20,846,211
International	781,626	—	—	781,626
Preferred Stock
Domestic	—	—	400	400
Investment Companies	543,138,994	—	—	543,138,994
TOTAL SECURITIES	$590,327,300	$59,715,384	$95,584	$650,138,268
Other Financial Instruments:
Assets
Futures Contracts	$12,289	$—	$—	$12,289
Foreign Exchange Contracts	—	1,493,852	—	1,493,852
Liabilities
Futures Contracts	(16,531)	—	—	(16,531)
Foreign Exchange Contracts	—	(1,370,849)	—	(1,370,849)
Written Options Contracts	(2,100,598)	(1,466,864)	—	(3,567,462)
TOTAL OTHER FINANCIAL INSTRUMENTS	$(2,104,840)	$(1,343,861)	$—	$(3,448,701)
Annual Shareholder Report

The following acronym(s) are used throughout this portfolio:
AUD	—Australian Dollar
BKNT	—Bank Notes
ETF	—Exchange-Traded Fund
FHLMC	—Federal Home Loan Mortgage Corporation
FREMF	—Freddie Mac Multifamily K-Deals
GBP	—British Pound
GMTN	—Global Medium Term Note
JPY	—Japanese Yen
LIBOR	—London Interbank Offered Rate
MTN	—Medium Term Note
MXN	—Mexican Peso
NZD	—New Zealand Dollar
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
USD	—Unified School District
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.09	$8.60	$9.08	$8.86	$8.63
Income From Investment Operations:
Net investment income (loss)[1]	0.32	0.36	0.37	0.36	0.36
Net realized and unrealized gain (loss)	0.17	0.47	(0.51)	0.24	0.21
Total From Investment Operations	0.49	0.83	(0.14)	0.60	0.57
Less Distributions:
Distributions from net investment income	(0.29)	(0.34)	(0.34)	(0.38)	(0.34)
Net Asset Value, End of Period	$9.29	$9.09	$8.60	$9.08	$8.86
Total Return[2]	5.56%	9.87%	(1.56)%	6.85%	6.81%
Ratios to Average Net Assets:
Net expenses[3]	0.93%	0.94%	0.93%	0.96%	1.26%
Net investment income	3.55%	3.99%	4.18%	3.99%	4.16%
Expense waiver/reimbursement[4]	0.13%	0.12%	0.13%	0.12%	0.09%
Supplemental Data:
Net assets, end of period (000 omitted)	$292,259	$307,049	$307,761	$342,586	$392,737
Portfolio turnover	70%	58%	48%	18%	14%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.08	$8.58	$9.07	$8.85	$8.62
Income From Investment Operations:
Net investment income (loss)[1]	0.25	0.29	0.30	0.29	0.30
Net realized and unrealized gain (loss)	0.16	0.48	(0.52)	0.24	0.21
Total From Investment Operations	0.41	0.77	(0.22)	0.53	0.51
Less Distributions:
Distributions from net investment income	(0.22)	(0.27)	(0.27)	(0.31)	(0.28)
Net Asset Value, End of Period	$9.27	$9.08	$8.58	$9.07	$8.85
Total Return[2]	4.62%	9.18%	(2.43)%	6.06%	6.02%
Ratios to Average Net Assets:
Net expenses[3]	1.72%	1.70%	1.70%	1.73%	2.01%
Net investment income	2.77%	3.27%	3.41%	3.23%	3.41%
Expense waiver/reimbursement[4]	0.12%	0.12%	0.13%	0.12%	0.09%
Supplemental Data:
Net assets, end of period (000 omitted)	$8,324	$19,567	$28,507	$46,640	$57,432
Portfolio turnover	70%	58%	48%	18%	14%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.09	$8.59	$9.07	$8.85	$8.62
Income From Investment Operations:
Net investment income (loss)[1]	0.25	0.29	0.30	0.29	0.30
Net realized and unrealized gain (loss)	0.16	0.48	(0.50)	0.24	0.21
Total From Investment Operations	0.41	0.77	(0.20)	0.53	0.51
Less Distributions:
Distributions from net investment income	(0.22)	(0.27)	(0.28)	(0.31)	(0.28)
Net Asset Value, End of Period	$9.28	$9.09	$8.59	$9.07	$8.85
Total Return[2]	4.65%	9.19%	(2.30)%	6.04%	6.02%
Ratios to Average Net Assets:
Net expenses[3]	1.69%	1.68%	1.68%	1.70%	2.01%
Net investment income	2.80%	3.28%	3.43%	3.25%	3.41%
Expense waiver/reimbursement[4]	0.12%	0.12%	0.14%	0.12%	0.09%
Supplemental Data:
Net assets, end of period (000 omitted)	$45,955	$58,296	$76,758	$132,528	$155,650
Portfolio turnover	70%	58%	48%	18%	14%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class F Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.03	$8.54	$9.02	$8.81	$8.58
Income From Investment Operations:
Net investment income[1]	0.31	0.35	0.37	0.36	0.36
Net realized and unrealized gain (loss)	0.17	0.48	(0.51)	0.23	0.21
Total From Investment Operations	0.48	0.83	(0.14)	0.59	0.57
Less Distributions:
Distributions from net investment income	(0.29)	(0.34)	(0.34)	(0.38)	(0.34)
Net Asset Value, End of Period	$9.22	$9.03	$8.54	$9.02	$8.81
Total Return[2]	5.49%	9.95%	(1.57)%	6.79%	6.86%
Ratios to Average Net Assets:
Net expenses[3]	0.93%	0.94%	0.93%	0.96%	1.26%
Net investment income	3.56%	3.99%	4.18%	3.99%	4.16%
Expense waiver/reimbursement[4]	0.12%	0.12%	0.13%	0.11%	0.09%
Supplemental Data:
Net assets, end of period (000 omitted)	$51,426	$53,136	$51,431	$60,561	$69,364
Portfolio turnover	70%	58%	48%	18%	14%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.04	$8.55	$9.03	$8.81	$8.58
Income From Investment Operations:
Net investment income (loss)[1]	0.34	0.38	0.40	0.38	0.38
Net realized and unrealized gain (loss)	0.17	0.48	(0.51)	0.25	0.21
Total From Investment Operations	0.51	0.86	(0.11)	0.63	0.59
Less Distributions:
Distributions from net investment income	(0.32)	(0.37)	(0.37)	(0.41)	(0.36)
Net Asset Value, End of Period	$9.23	$9.04	$8.55	$9.03	$8.81
Total Return[2]	5.83%	10.28%	(1.25)%	7.23%	7.12%
Ratios to Average Net Assets:
Net expenses[3]	0.61%	0.62%	0.62%	0.64%	1.01%
Net investment income	3.87%	4.23%	4.49%	4.24%	4.41%
Expense waiver/reimbursement[4]	0.20%	0.19%	0.18%	0.17%	0.09%
Supplemental Data:
Net assets, end of period (000 omitted)	$246,898	$275,189	$134,398	$136,141	$93,764
Portfolio turnover	70%	58%	48%	18%	14%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,			Period Ended 11/30/2017[1]
	2020	2019	2018
Net Asset Value, Beginning of Period	$9.10	$8.60	$9.09	$8.96
Income From Investment Operations:
Net investment income (loss)[2]	0.35	0.38	0.40	0.31
Net realized and unrealized gain (loss)	0.16	0.49	(0.52)	0.11
Total From Investment Operations	0.51	0.87	(0.12)	0.42
Less Distributions:
Distributions from net investment income	(0.32)	(0.37)	(0.37)	(0.29)
Net Asset Value, End of Period	$9.29	$9.10	$8.60	$9.09
Total Return[3]	5.80%	10.35%	(1.36)%	4.73%
Ratios to Average Net Assets:
Net expenses[4]	0.60%	0.61%	0.61%	0.61%[5]
Net investment income	3.88%	4.30%	4.49%	4.03%[5]
Expense waiver/reimbursement[6]	0.12%	0.12%	0.12%	0.12%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$5,468	$4,390	$3,790	$5,251
Portfolio turnover	70%	58%	48%	18%[7]

1	Reflects operations for the period from January 27, 2017 (date of initial investment) to November 30, 2017.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5	Computed on an annualized basis.
6
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

7	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended November 30, 2017.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and LiabilitiesNovember 30, 2020

Assets:
Investment in securities, at value including $543,138,994 of investment in affiliated holdings* (identified cost $640,727,636)	$650,138,268
Due from broker (Note 2)	3,085,703
Income receivable	418,664
Income receivable from affiliated holdings	2,158,179
Receivable for shares sold	155,166
Unrealized appreciation on foreign exchange contracts	1,493,852
Receivable for variation margin on futures contracts	63,428
Total Assets	657,513,260
Liabilities:
Payable for investments purchased	1,315,015
Payable for shares redeemed	499,449
Written options outstanding (premium $3,904,765), at value	3,567,462
Unrealized depreciation on foreign exchange contracts	1,370,849
Bank overdraft denominated in foreign currencies (identified cost $44,392)	44,319
Income distribution payable	67,836
Payable for investment adviser fee (Note 5)	7,409
Payable for administrative fee (Note 5)	1,387
Payable for distribution services fee (Note 5)	33,174
Payable for other service fees (Notes 2 and 5)	74,199
Accrued expenses (Note 5)	202,522
Total Liabilities	7,183,621
Net assets for 70,218,280 shares outstanding	$650,329,639
Net Assets Consist of:
Paid-in capital	$735,073,221
Total distributable earnings (loss)	(84,743,582)
Total Net Assets	$650,329,639
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($292,258,514 ÷ 31,459,061 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$9.29
Offering price per share (100/95.50 of $9.29)	$9.73
Redemption proceeds per share	$9.29
Class B Shares:
Net asset value per share ($8,324,299 ÷ 897,722 shares outstanding), $0.001 par value, 2,000,000,000 shares authorized	$9.27
Offering price per share	$9.27
Redemption proceeds per share (94.50/100 of $9.27)	$8.76
Class C Shares:
Net asset value per share ($45,954,677 ÷ 4,950,519 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$9.28
Offering price per share	$9.28
Redemption proceeds per share (99.00/100 of $9.28)	$9.19
Class F Shares:
Net asset value per share ($51,426,026 ÷ 5,575,962 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$9.22
Offering price per share (100/99.00 of $9.22)	$9.31
Redemption proceeds per share (99.00/100 of $9.22)	$9.13
Institutional Shares:
Net asset value per share ($246,897,917 ÷ 26,746,624 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$9.23
Offering price per share	$9.23
Redemption proceeds per share	$9.23
Class R6 Shares:
Net asset value per share ($5,468,206 ÷ 588,392 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$9.29
Offering price per share	$9.29
Redemption proceeds per share	$9.29

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of OperationsYear Ended November 30, 2020

Investment Income:
Dividends (including $25,856,434 received from affiliated holdings* and net of foreign taxes withheld of $1,251)	$27,450,127
Interest	2,850,847
Net income on securities loaned	4,337
TOTAL INCOME	30,305,311
Expenses:
Investment adviser fee (Note 5)	3,720,926
Administrative fee (Note 5)	531,509
Custodian fees	67,690
Transfer agent fees (Note 2)	708,438
Directors’/Trustees’ fees (Note 5)	6,809
Auditing fees	33,500
Legal fees	11,021
Portfolio accounting fees	203,721
Distribution services fee (Note 5)	480,768
Other service fees (Notes 2 and 5)	1,005,217
Share registration costs	109,684
Printing and postage	71,289
Miscellaneous (Note 5)	45,513
TOTAL EXPENSES	6,996,085
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	(828,411)
Reimbursement of other operating expenses (Notes 2 and 5)	(222,198)
TOTAL WAIVER AND REIMBURSEMENTS	(1,050,609)
Net expenses	5,945,476
Net investment income	24,359,835
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions, Foreign Exchange Contracts, Futures Contracts, Written Options and Swap Contracts:
Net realized gain on investments (including net realized gain of $1,202,174 on sales of investments in affiliated companies*)	$43,683,420
Net realized loss on foreign currency transactions	(1,544,363)
Net realized loss on foreign exchange contracts	(12,753,373)
Net realized loss on futures contracts	(5,757,850)
Net realized loss on written options	(30,086,493)
Net realized loss on swap contracts	(1,714,920)
Net change in unrealized depreciation of investments (including net change in unrealized depreciation of $7,425,020 on investments in affiliated holdings*)	11,131,626
Net change in unrealized appreciation of translation of assets and liabilities in foreign currency	205
Net change in unrealized appreciation of foreign exchange contracts	(20,029)
Net change in unrealized depreciation of futures contracts	(3,064)
Net change in unrealized depreciation of written options	(651,463)
Net realized and unrealized gain (loss) on investments, foreign currency transactions, foreign exchange contracts, futures contracts, written options and swap contracts	2,283,696
Change in net assets resulting from operations	$26,643,531

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended November 30	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income	$24,359,835	$25,689,121
Net realized gain (loss)	(8,173,579)	6,611,984
Net change in unrealized appreciation/depreciation	10,457,275	27,466,024
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	26,643,531	59,767,129
Distributions to Shareholders:
Class A Shares	(9,315,548)	(11,731,219)
Class B Shares	(321,325)	(778,660)
Class C Shares	(1,258,620)	(2,150,521)
Class F Shares	(1,656,587)	(2,016,220)
Institutional Shares	(9,647,933)	(7,741,222)
Class R6 Shares	(168,039)	(163,824)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(22,368,052)	(24,581,666)
Share Transactions:
Proceeds from sale of shares	150,084,678	246,837,928
Net asset value of shares issued to shareholders in payment of distributions declared	21,505,497	23,431,272
Cost of shares redeemed	(243,163,912)	(190,471,402)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(71,573,737)	79,797,798
Change in net assets	(67,298,258)	114,983,261
Net Assets:
Beginning of period	717,627,897	602,644,636
End of period	$650,329,639	$717,627,897
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2020
1. ORGANIZATION
Federated Hermes Fixed Income Securities, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of two portfolios. The financial statements included herein are only those of Federated Hermes Strategic Income Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers six classes of shares: Class A Shares, Class B Shares, Class C Shares, Class F Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to seek a high level of current income.
Class B Shares are closed to new accounts, new investors and new purchases by existing shareholders (excluding reinvestment of dividends and capital gains). Class B Shares of the Fund may be exchanged for Class B Shares of any other Federated Hermes fund.
Prior to June 29, 2020, the names of the Corporation and Fund were Federated Fixed Income Securities, Inc. and Federated Strategic Income Fund, respectively.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with GAAP.
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Directors.
■
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■
Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
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If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation
Annual Shareholder Report

that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Directors have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Directors. The Directors have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on
Annual Shareholder Report

the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursements of $1,050,609 is disclosed in this Note 2 and Note 5. For the year ended November 30, 2020, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$302,175	$(16,890)
Class B Shares	17,149	(496)
Class C Shares	56,120	(247)
Class F Shares	49,332	(687)
Institutional Shares	282,752	(203,878)
Class R6 Shares	910	—
TOTAL	$708,438	$(222,198)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Fund’s Class A Shares, Class B Shares, Class C Shares and Class F Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2020, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$718,353
Class B Shares	32,054
Class C Shares	128,202
Class F Shares	126,608
TOTAL	$1,005,217
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2020, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax
Annual Shareholder Report

liabilities as income tax expense in the Statement of Operations. As of November 30, 2020, tax years 2017 through 2020 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default.
The Fund uses credit default swaps to manage market and sector/asset class risks. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value”, of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security. The Fund’s maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
Annual Shareholder Report

Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in “Swaps, at value” on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.
Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the counterparty. The CCP guarantees the performance of the parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
At November 30, 2020, the Fund had no outstanding swap contracts.
The average notional amount of swap contracts held by the Fund throughout the period was $11,423,077. This is based on amounts held as of each month-end throughout the fiscal period.
Futures Contracts
The Fund purchases and sells financial futures contracts to seek to increase return and to manage duration and yield curve risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit with a broker, either U.S. government securities or a specified amount of cash, which is shown as due from broker in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at period end are listed after the Fund’s Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $17,252,613 and $21,045,175, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to seek to increase return and to manage currency risk. The Fund enters into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Annual Shareholder Report

Foreign exchange contracts are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amount, are listed after the Fund’s Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $1,572,963 and $823,832, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Securities Lending
The Fund participates in a securities lending program providing for the lending of corporate bonds and government securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the
Annual Shareholder Report

right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amount but gross. The cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of November 30, 2020, the Fund had no outstanding securities on loan.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Option Contracts
The Fund buys or sells put and call options to seek to increase income and return, and to manage currency, duration and market risks. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or
Annual Shareholder Report

commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
Purchased option contracts outstanding at period-end are listed in the Fund’s Portfolio of Investments and written option contracts outstanding at period end are listed after the Fund’s Portfolio of Investments.
The average market value of purchased put and call options held by the Fund throughout the period was $1,822,490 and $1,553,953, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
The average market value of written put and call options held by the Fund throughout the period was $2,049,227 and $3,625,889, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Annual Shareholder Report

Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Assets		Liabilities
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Receivable for variation margin on futures contracts	$(4,242)*		$—
Interest rate contracts	Purchased options, within Investment in securities, at value	167,969		—
Interest rate contracts		—	Written options outstanding, at value	593,750
Equity contracts		—	Written options outstanding, at value	1,506,848
Equity contracts	Purchased options, within Investment in securities at value	1,654,500		—
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	1,493,852	Unrealized depreciation on foreign exchange contracts	1,370,849
Foreign exchange contracts		—	Written options outstanding, at value	1,466,864
Foreign exchange contracts	Purchased options, within Investment in securities at value	625,037		—
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$3,937,116		$4,938,311

*
Includes cumulative net depreciation of futures contracts as reported in the footnotes to the
Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Annual Shareholder Report

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2020
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Credit Default Swaps	Futures Contracts	Foreign Exchange Contracts	Purchased Options Contracts[1]	Written Options Contracts	Total
Interest rate contracts	$—	$(6,182,274)	$—	$83,543	$(2,386,121)	$(8,484,852)
Equity contracts	—	424,424	—	(499,361)	(37,063,259)	(37,138,196)
Foreign exchange contracts	—	—	(12,753,373)	(78,515)	9,362,887	(3,469,001)
Credit contracts	(1,714,920)	—	—	—	—	(1,714,920)
TOTAL	$(1,714,920)	$(5,757,850)	$(12,753,373)	$(494,333)	$(30,086,493)	$(50,806,969)

1	The net realized gain (loss) on Purchased Options Contracts is found within the Net realized gain on investments on the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures Contracts	Foreign Exchange Contracts	Purchased Options Contracts[2]	Written Options Contracts	Total
Interest rate contracts	$(3,064)	$—	$(65,698)	$(497,134)	$(565,896)
Equity contracts	—	—	851,388	467,119	1,318,507
Foreign exchange contracts	—	(20,029)	243,979	(621,448)	(397,498)
TOTAL	$(3,064)	$(20,029)	$1,029,669	$(651,463)	$355,113

2	The net change in unrealized depreciation of Purchased Options Contracts is found within the Net change in unrealized depreciation of investments on the Statement of Operations.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. CAPITAL STOCK
The following tables summarize capital stock activity:
	Year Ended 11/30/2020		Year Ended 11/30/2019
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	3,682,330	$32,892,582	4,403,727	$39,325,465
Shares issued to shareholders in payment of distributions declared	973,658	8,643,882	1,238,599	10,880,918
Shares redeemed	(6,961,763)	(60,715,174)	(7,671,003)	(67,767,746)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(2,305,775)	$(19,178,710)	(2,028,677)	$(17,561,363)
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	Year Ended 11/30/2020		Year Ended 11/30/2019
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	31,031	$279,386	40,771	$358,050
Shares issued to shareholders in payment of distributions declared	33,542	297,389	84,516	736,753
Shares redeemed	(1,322,686)	(11,459,208)	(1,291,246)	(11,466,856)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,258,113)	$(10,882,433)	(1,165,959)	$(10,372,053)
	Year Ended 11/30/2020		Year Ended 11/30/2019
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	810,356	$7,240,043	1,003,680	$8,917,861
Shares issued to shareholders in payment of distributions declared	138,065	1,225,932	235,546	2,056,471
Shares redeemed	(2,413,569)	(21,419,361)	(3,758,432)	(33,365,417)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(1,465,148)	$(12,953,386)	(2,519,206)	$(22,391,085)
	Year Ended 11/30/2020		Year Ended 11/30/2019
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	350,255	$3,092,566	450,074	$4,001,786
Shares issued to shareholders in payment of distributions declared	183,231	1,615,285	225,005	1,962,974
Shares redeemed	(841,803)	(7,318,114)	(813,027)	(7,164,629)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(308,317)	$(2,610,263)	(137,948)	$(1,199,869)
	Year Ended 11/30/2020		Year Ended 11/30/2019
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	11,706,142	$104,646,682	21,727,615	$193,064,192
Shares issued to shareholders in payment of distributions declared	1,085,000	9,555,838	867,990	7,630,337
Shares redeemed	(16,490,597)	(141,136,968)	(7,873,478)	(69,754,110)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(3,699,455)	$(26,934,448)	14,722,127	$130,940,419
Annual Shareholder Report

	Year Ended 11/30/2020		Year Ended 11/30/2019
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	215,006	$1,933,419	130,772	$1,170,574
Shares issued to shareholders in payment of distributions declared	18,827	167,171	18,606	163,819
Shares redeemed	(128,034)	(1,115,087)	(107,487)	(952,644)
NET CHANGE RESULTING FROM R6 SHARE TRANSACTIONS	105,799	$985,503	41,891	$381,749
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(8,931,009)	$(71,573,737)	8,912,228	$79,797,798
4. FEDERAL TAX INFORMATION
The accounting treatment of certain items in accordance with income tax regulations may differ from the accounting treatment in accordance with GAAP which may result in permanent differences. In the case of the Fund, such differences primarily result from allocated income from partnerships.
For the year ended November 30, 2020, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$(157)	$157
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2020 and 2019, was as follows:
	2020	2019
Ordinary income	$22,368,052	$24,581,666
As of November 30, 2020, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$(602,177)
Net unrealized appreciation	$1,475,977
Capital loss carryforwards and deferrals	$(85,617,382)
The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for deferral of losses on wash sales, non-taxable dividends and partnership adjustments, discount accretion/premium amortization on debt securities, mark-to-market on futures contracts, options and foreign exchange contracts.
At November 30, 2020, the cost of investments for federal tax purposes was $648,104,500. The net unrealized appreciation of investments for federal tax purposes was $1,629,583. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $9,859,905 and net unrealized depreciation from investments for those securities having an excess of cost over value of $8,230,322. The amounts presented are inclusive of derivative contracts.
Annual Shareholder Report

As of November 30, 2020, the Fund had a capital loss carryforward of $85,617,382 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$—	$85,617,382	$85,617,382
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.55% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2020, the Adviser voluntarily waived $819,836 of its fee. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2020, the Adviser reimbursed $8,575. For the year ended November 30, 2020, the Adviser voluntarily reimbursed $222,198 of transfer agent fees.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2020, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Annual Shareholder Report

Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class B Shares, Class C Shares and Class F Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.05%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2020, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class B Shares	$96,161
Class C Shares	384,607
TOTAL	$480,768
For the year ended November 30, 2020, the Fund’s Class F Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Directors.
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2020, FSC retained $139,207 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2020, FSC retained $20,286 in sales charges from the sale of Class A Shares. FSC also retained $1,126, $10,161, $4,327 and $6,655 of CDSC relating to redemptions of Class A Shares, Class B Shares, Class C Shares and Class F Shares, respectively.
Other Service Fees
For the year ended November 30, 2020, FSSC received $42,635 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective February 1, 2021, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, tax reclaim recovery expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class B Shares, Class C Shares, Class F Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not
Annual Shareholder Report

exceed 0.93%, 1.73%, 1.70%, 0.93%, 0.61% and 0.60%, (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2022; or (b) the date of the Fund’s next effective Prospectus. Prior to February 1, 2021, the Fee Limit for the Class B Shares was 1.72%. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Interfund Transactions
During the year ended November 30, 2020, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $39,868 and $68,954, respectively. Net realized gain recognized on these transactions was $17,996.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2020, were as follows:
Purchases	$303,044,307
Sales	$356,218,562
7. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
8. Line of Credit
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 24, 2020. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC
Annual Shareholder Report

pays its pro rata share of an upfront fee, and its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of November 30, 2020, the Fund had no outstanding loans. During the year ended November 30, 2020, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2020, there were no outstanding loans. During the year ended November 30, 2020, the program was not utilized.
10. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended November 30, 2020, 0.73% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended November 30, 2020, 0.72% qualify for the dividend received deduction available to corporate shareholders.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF FEDERATED HERMES FIXED INCOME SECURITIES, INC. AND SHAREHOLDERS OF FEDERATED HERMES STRATEGIC INCOME FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes Strategic Income Fund (the “Fund”) (one of the portfolios constituting Federated Hermes Fixed Income Securities, Inc. (formerly, Federated Fixed Income Securities, Inc.) (the “Corporation”)), including the portfolio of investments, as of November 30, 2020, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes Fixed Income Securities, Inc. (formerly, Federated Fixed Income Securities, Inc.)) at November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.
Annual Shareholder Report

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.

Boston, Massachusetts
January 25, 2021
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2020 to November 30, 2020.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 6/1/2020	Ending Account Value 11/30/2020	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,080.20	$4.84
Class B Shares	$1,000	$1,074.80	$8.92
Class C Shares	$1,000	$1,074.90	$8.77
Class F Shares	$1,000	$1,079.60	$4.84
Institutional Shares	$1,000	$1,081.20	$3.17
Class R6 Shares	$1,000	$1,080.70	$3.12
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.35	$4.70
Class B Shares	$1,000	$1,016.40	$8.67
Class C Shares	$1,000	$1,016.55	$8.52
Class F Shares	$1,000	$1,020.35	$4.70
Institutional Shares	$1,000	$1,021.95	$3.08
Class R6 Shares	$1,000	$1,022.00	$3.03

1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.93%
Class B Shares	1.72%
Class C Shares	1.69%
Class F Shares	0.93%
Institutional Shares	0.61%
Class R6 Shares	0.60%
Annual Shareholder Report

Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation’s business affairs and for exercising all the Corporation’s powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2020, the Corporation comprised two portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 163 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: January 2000
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Director Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of certain of the Funds in the Federated Hermes Fund Family;
Vice President, Federated Hermes, Inc.; President, Director/Trustee
and CEO, Federated Advisory Services Company, Federated Equity
Management Company of Pennsylvania, Federated Global Investment
Management Corp., Federated Investment Counseling, Federated
Investment Management Company; President of some of the Funds in the Federated Hermes Fund Family and Director, Federated Investors
Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and Director of
Federated Investment Counseling; President and CEO of Passport
Research, Ltd.; Director, Edgewood Securities Corp.; Director,
Federated Services Company; Director, Federated Hermes, Inc.;
Chairman and Director, Southpointe Distribution Services, Inc. and
President, Technology, Federated Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board of
Directors or Trustees, of the Federated Hermes Fund Family; formerly,
Chairman and CEO, The Collins Group, Inc. (a private equity
firm) (Retired).
Other Directorships Held: Chairman of the Board of Directors,
Director, KLX Energy Services Holdings, Inc. (oilfield services); former
Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Director, Member of the Audit Committee, Haverty
Furniture Companies, Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director,
Catholic Charities, Pittsburgh; and Director CNX Resources
Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-
Green has held the positions of: Director, Auberle; Director, Epilepsy
Foundation of Western and Central Pennsylvania; Director, Ireland
Institute of Pittsburgh; Director, Saint Thomas More Society; Director
and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.;
Director, Pennsylvania Bar Institute; Director, St. Vincent College;
Director and Chair, North Catholic High School, Inc.; and Director and
Vice Chair, Our Campaign for the Church Alive!, Inc.

Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and
Director, The Golisano Children’s Museum of Naples, Florida.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

Madelyn A. Reilly Birth Date: February 2, 1956 Director Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Senior Vice President for Legal Affairs, General Counsel
and Secretary of the Board of Trustees, Duquesne University.
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Director of Risk Management and Associate General Counsel,
Duquesne University. Prior to her work at Duquesne University,
Ms. Reilly served as Assistant General Counsel of Compliance and
Enterprise Risk as well as Senior Counsel of Environment, Health and
Safety, PPG Industries.

P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
(now split into two separate publicly traded companies known as
CONSOL Energy Inc. and CNX Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: November 1999
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

OFFICERS
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004
Principal Occupations: Robert J. Ostrowski joined Federated Hermes,
Inc. in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated
Hermes’ taxable fixed-income products in 2004 and also serves as a
Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice
President of the Fund’s Adviser in 2009 and served as a Senior Vice
President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his
M.S. in Industrial Administration from Carnegie Mellon University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2020
Federated Strategic Income Fund (the “Fund”)
(EFFECTIVE CLOSE OF BUSINESS ON JUNE 26, 2020, THE FUND’S NAME CHANGED TO FEDERATED HERMES STRATEGIC INCOME FUND)
At its meetings in May 2020 (the “May Meetings”), the Fund’s Board of Directors (the “Board”), including a majority of those Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Directors”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Investment Management Company (the “Adviser”) (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to continue the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Directors, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Directors. At the request of the Independent Directors, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes on behalf of the Independent Directors encompassing a wide variety of topics. The Board also considered such additional matters as the Independent Directors deemed reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings
Annual Shareholder Report

throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the Adviser’s and sub-adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate) and comments on the reasons for the Fund’s performance; the Fund’s investment objectives; the Fund’s expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the other funds advised by Federated Hermes (each, a “Federated Hermes Fund”), which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Hermes Funds and the Federated Hermes’ affiliates that service them (including communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. In addition, the Board received and considered information furnished by Federated Hermes on the impacts of the coronavirus (COVID-19) outbreak on Federated Hermes generally and the Fund in particular, including, among other information, the current and anticipated impacts on the management, operations and performance of the Fund. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the mutual fund marketplace.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of
Annual Shareholder Report

compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the Federated Hermes Funds. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Independent Directors were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Directors met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Directors and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the Federated Hermes Funds family, but its approvals were made on a fund-by-fund basis.
Annual Shareholder Report

Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser’s personnel, experience and track record, as well as the financial resources and overall reputation of Federated Hermes and its willingness to invest in personnel and infrastructure that benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to incorporate environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources devoted by the Adviser and its affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Adviser’s commitment to respond to rulemaking and other regulatory initiatives of the SEC such as the liquidity risk management program rules. In addition, the Board considered the response by the Adviser to recent market conditions and considered the overall performance of the Adviser in this context. The Fund’s ability to deliver competitive performance when compared to its Performance Peer Group (as defined below) was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund’s investment program. The Adviser’s ability to execute this program was one of the Board’s considerations in reaching a conclusion that the nature, extent and quality of the Adviser’s investment management and related services warrant the continuation of the Contract.
Fund Investment Performance
In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board also considered the Fund’s performance in light of the overall recent market conditions. The Board considered detailed investment reports on the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings and evaluated the Adviser’s analysis of the Fund’s performance for these time periods. The Board also reviewed comparative information regarding the performance of other mutual funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”), noting the CCO’s view that comparisons to fund peer groups may be helpful,
Annual Shareholder Report

though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group.
For the one-year, three-year and five-year periods ended December 31, 2019, the Fund’s performance was above the median of the relevant Performance Peer Group.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Contract.
Fund Expenses
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because such comparisons are believed to be more relevant. The Board considered that other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s investors. The Board noted that the range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the Expense Peer Group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
Annual Shareholder Report

For comparison, the Board received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-mutual fund clients such as institutional separate accounts and third-party unaffiliated mutual funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-mutual fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) and the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing, addressing different administrative responsibilities, and addressing different degrees of risk associated with management; and (vi) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s mutual fund, noting that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Contract.
Profitability and Other Benefits
The Board also received financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated Hermes derived from its relationships with the Federated Hermes Funds. This information covered not only the fees under the Federated Hermes Funds’ investment advisory contracts, but also fees received by Federated Hermes’ affiliates for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered the fact that, in
Annual Shareholder Report

order for the Federated Hermes Funds to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to the Board their intention to do so in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements.
The Board received and considered information furnished by Federated Hermes, as requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. The allocation information, including the CCO’s view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board. In addition, the Board considered that, during the prior year, an independent consultant conducted a review of the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract. The Board noted the consultant’s view that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as personnel and processes for the portfolio management, trading operations, issuer engagement (including with respect to ESG matters), shareholder
Annual Shareholder Report

services, compliance, business continuity, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments (as well as the benefits of any economies of scale, should they exist) are likely to be shared with the Federated Hermes Fund family as a whole. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and that such waivers and reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. Federated Hermes, as it does throughout the year, and specifically in connection with the Board’s review of the Contract, furnished information relative to adviser-paid fees (commonly referred to as revenue sharing). The Board considered the beliefs of Federated Hermes and the CCO that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
Conclusions
The Board considered the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund was reasonable and the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Hermes Funds.
In its determination to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and
Annual Shareholder Report

with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the Contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the Contract was appropriate.
The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to continue the existing arrangement.
Annual Shareholder Report

Liquidity Risk Management Program– Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes Fixed Income Securities, Inc. (the Corporation) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes Strategic Income Fund (the “Fund” and, collectively with the Federated Hermes funds, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Directors of the Corporation (the “Board”) has approved the designation of the Fund’s investment adviser as the administrator for the Program for the Fund. Each affiliated Federated Hermes advisory subsidiary (including the Fund’s investment adviser) that serves as investment adviser to a Federated Hermes Fund (including the Fund) has been approved as the administrator of the Program for each Federated Hermes Fund they manage (each an “Administrator”). The Administrator in turn has delegated daily responsibility for the administration of the Program to multiple Liquidity Risk Management Committees (the “Committees”). The Committees, which are comprised of representatives of Enterprise Risk Management, Compliance, Investment Management and Trading, must review and assess certain information related to the liquidity of the Federated Hermes Funds, including the Fund.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2020, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from the Program’s inception on December 1, 2018 through March 31, 2020 (the “Period”). The Report
Annual Shareholder Report

addressed the operation of the Program and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
■ confirmation that the Fund did not utilize alternative funding sources during the Period;
■ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
■ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
■ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
■ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit; and
■ liquidity events during the Period, including the impact on liquidity caused by extended non-U.S. market closures and the market disruptions resulting from the novel coronavirus outbreak, and the fact that there were no specific liquidity events during the Period that materially affected the Fund’s liquidity risk.
Based on this review, the Fund’s investment adviser, in its role as Administrator, collectively with the other investment advisers to the Federated Hermes Funds, concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes Strategic Income Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31417P502
CUSIP 31417P601
CUSIP 31417P700
CUSIP 31417P809
CUSIP 31417P841
CUSIP 31417P833
G00324-02 (1/21)
© 2021 Federated Hermes, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 – $65,530

Fiscal year ended 2019 - $67,530

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $4,690

Fiscal year ended 2019- Audit consent for N-1A filing.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $41,103 and $26,413 respectively. Fiscal year ended 2020- Service fees for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2019- Service fees for analysis of potential Passive Foreign Investment Company holdings

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

The Audit Committee has delegated pre-approval authority to its Chairman for services that do not exceed a specified dollar threshold. The Chairman or Chief Audit Executive will report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services; with limited exception, all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the RIC’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the RIC such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services; with limited exception, all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of permissible services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	With respect to such services rendered to the Funds, the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the audit client to its accountant during the fiscal year in which the services are provided; and,

(2)	With respect to such services rendered to the Fund’s investment adviser and any entity controlling, controlled by to under common control with the investment adviser such as affiliated non-U.S. and U.S. funds not under the Audit Committee’s purview and which do not fall within a category of service which has been determined by the Audit Committee not to have a direct impact on the operations or financial reporting of the RIC, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the RIC’s auditor by the RIC, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser during the fiscal year in which the services are provided; and

(3)	Such services were not recognized by the issuer or RIC at the time of the engagement to be non-audit services; and

(4)	Such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services which qualify for pre-approval and which it believes are routine and recurring services, and would not impair the independence of the auditor.

The Securities and Exchange Commission’s (the “SEC”) rules and relevant guidance should be consulted to determine the precise definitions of these services and applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Accounting Officer and/or the Chief Audit Executive of Federated Hermes, Inc., only after those individuals have determined that the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 - 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 – 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 – 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2020 - $102,522

Fiscal year ended 2019 - $586,056

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Hermes Fixed Income Securities, Inc.

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 25, 2021

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 25, 2021